UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2017 (November 29, 2017)

WILLSCOT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 S. Bond Street, #600

Baltimore, Maryland 21231

(Address, including zip code, of principal executive offices)

(410) 931-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on November 29, 2017, Double Eagle Acquisition Corp., our predecessor company (“Double Eagle”), consummated the previously announced business combination (the “Business Combination”), pursuant to that certain Stock Purchase Agreement, dated as of August 21, 2017, as amended on September 6, 2017 and November 6, 2017, by and among Double Eagle, Williams Scotsman Holdings Corp. (the “Holdco Acquiror”), Algeco Scotsman Global S.à r.l., a Luxembourg société à responsabilité limitée (“Algeco Global” and together with its subsidiaries, the “Algeco Group”) and Algeco Scotsman Holdings Kft., a Hungarian limited liability company (“Algeco Holdings” and, together with Algeco Global, the “Sellers”). Double Eagle, through its wholly-owned subsidiary, the Holdco Acquiror, acquired all of the issued and outstanding shares of the common stock of Williams Scotsman International, Inc. from the Sellers.

This Current Report on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on December 5, 2017 in connection with the closing of the Business Combination (the “Original Form 8-K”). The sole purpose of this Amendment is to augment the disclosure previously provided and restate in its entirety Item 8.01 from the Original Form 8-K. No other changes have been made to the Original Form 8-K.

All references herein to the “Company” refer to WillScot Corporation and its subsidiaries.

Item 8.01                                           Other Events.

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and public warrants of the Company, as the successor to Double Eagle, are deemed to be registered under Section 12(b) of the Exchange Act. The Company’s Class A Common Stock and public warrants are listed for trading on The Nasdaq Capital Market under the symbols “WSC” and “WSCWW,” respectively. Upon the effectiveness of the domestication, the CUSIP numbers relating to the Company’s Class A Common Stock and public warrants changed to 971375 126 and 971375 118, respectively.

As described in Item 2.01, in connection with the domestication, Double Eagle’s outstanding Class A ordinary shares were automatically converted by operation of law, on a one-for-one basis, into shares of the Company’s Class A Common Stock. Consequently, each holder of a Double Eagle ordinary share held a share of the Company’s Class A Common Stock immediately after the domestication representing the same proportional equity interest in the Company as that shareholder held in Double Eagle immediately prior to the domestication. Similarly, Double Eagle’s outstanding warrants converted by operation of law into the same number of warrants to purchase shares of the Company’s Class A Common Stock on the same terms as were contained in such warrants prior to the domestication.

Holders of uncertificated shares of Double Eagle immediately prior to the domestication have continued as holders of shares of uncertificated stock of the Company.

Holders of Double Eagle’s shares who have filed reports under the Exchange Act with respect to those shares should indicate in their next filing, or any amendment to a prior filing, filed on or after the Closing Date that Double Eagle has changed its name to WillScot Corporation and that WillScot Corporation is the successor to Double Eagle.

On November 29, 2017, the Company issued a press release announcing the consummation of the Business Combination, which is included in this Current Report on Form 8-K as Exhibit 99.4.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Corporation

	By:	/s/ Bradley Bacon
Dated: December 12, 2017		Name: Bradley Bacon
Title: Vice President, General Counsel & Corporate Secretary